Exhibit 99.3

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $710,796,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2005-HE1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                               WMC Mortgage Corp.
                        New Century Mortgage Corporation
                                   Originators

                           HomEq Servicing Corporation
                       Countrywide Home Loans Servicing LP
                                    Servicers

               Mortgage Pass-Through Certificates, Series 2005-HE1


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Transaction Summary

                                                                        Avg. Life to
           Expected         Expected Ratings                Interest       Call/
 Class     Amount(1)    (S&P/Moody's/Fitch/DBRS)    Index     Type     Mty(yrs)(2)(3)
-------   -----------   -------------------------   -----   --------   --------------
 A-1A     277,500,000        AAA/Aaa/AAA/AAA
A-1B(6)    69,376,000        AAA/Aaa/AAA/AAA
  A-2     124,536,000        AAA/Aaa/AAA/AAA
 A-3A     283,651,000        AAA/Aaa/AAA/AAA         1mL    Floating    1.00 / 1.00
 A-3B     106,663,000        AAA/Aaa/AAA/AAA         1mL    Floating    3.00 / 3.00
 A-3C      88,518,000        AAA/Aaa/AAA/AAA         1mL    Floating    6.76 / 7.89
  M-1      90,174,000     AA+/Aa2/AA+/AA (high)      1mL    Floating    5.35 / 5.93
  M-2      75,248,000       A+/A2/A+/A (high)        1mL    Floating    5.30 / 5.85
  M-3      18,657,000           A/A3/A/A             1mL    Floating    5.28 / 5.78
  B-1      18,657,000       A-/Baa1/A-/A (low)       1mL    Floating    5.28 / 5.74
  B-2      14,925,000   BBB+/Baa2/BBB+/BBB (high)    1mL    Floating    5.28 / 5.70
  B-3      14,303,000       BBB/Baa3/BBB/BBB         1mL    Floating    5.27 / 5.64
  B-4      13,682,000    BBB-/Ba1/BBB-/BBB (low)

            Mod. Dur. to                                         Initial Credit
                Call/                                             Enhancement
 Class    Mty(yrs)(2)(3)(4)   Payment Window to Call/Mty(2)(3)      Level(5)
-------   -----------------   --------------------------------   --------------
 A-1A                  ***Not Offered - 144A Private Placement***
A-1B(6)                ***Not Offered - 144A Private Placement***
  A-2                  ***Not Offered - 144A Private Placement***
 A-3A        0.96 / 0.96       12/05 - 01/08 / 12/05 - 01/08              23.60%
 A-3B        2.78 / 2.78       01/08 - 07/10 / 01/08 - 07/10              23.60%
 A-3C        5.75 / 6.45       07/10 - 11/13 / 07/10 - 02/23              23.60%
  M-1        4.64 / 5.00       03/09 - 11/13 / 03/09 - 12/20              16.35%
  M-2        4.57 / 4.91       01/09 - 11/13 / 01/09 - 02/20              10.30%
  M-3        4.55 / 4.85       01/09 - 11/13 / 01/09 - 08/18               8.80%
  B-1        4.44 / 4.72       01/09 - 11/13 / 01/09 - 02/18               7.30%
  B-2        4.39 / 4.64       01/09 - 11/13 / 01/09 - 06/17               6.10%
  B-3        4.35 / 4.56       12/08 - 11/13 / 12/08 - 11/16               4.95%
  B-4                  ***Not Offered - 144A Private Placement***

(1)   Subject to a variance of plus or minus 5%.

(2)   Assumes 10% optional clean-up call is exercised.

(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.

(4)   Assumes pricing at par.

(5)   Includes 3.85% overcollateralization.

(6) The Class A-1B certificates will receive the benefit of a Certificate Insurance Policy issued by the Class A-1B Certificate Insurer.

The Class A-3A, Class A-3B, Class A-3C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms
--------------------------------------------------------------------------------

Issuer:                       Securitized Asset Backed Receivables LLC Trust
                              2005-HE1

Depositor:                    Securitized Asset Backed Receivables LLC

Originators:                  New Century Mortgage Corporation ("New Century")
                              and WMC Mortgage Corp. ("WMC")

Servicers:                    Countrywide Home Loans Servicing LP
                              ("Countrywide") for mortgage loans originated by New Century and HomEq Servicing Corporation
                              ("HomEq") for mortgage loans originated by WMC.

Loan Performance
Advisor:                      MortgageRamp, Inc., a Delaware Corporation

Class A-1B Certificate
Insurer The Class A-1B Certificate Insurer will issue a financial guarantee policy for the benefit of the Class A-1B certificates only (the "Class A-1B Certificate Insurance Policy"). The Class A-1B Certificate Insurer will have certain rights with respect to the transaction as specified in the Pooling and Servicing Agreement.

Trustee:                      Wells Fargo Bank, National Association

Lead Manager:                 Barclays Capital Inc.

Co-Manager:                   Countrywide Securities Corporation

Rating Agencies:              S&P/Moody's/Fitch/DBRS

Offered Certificates:         The Class A-3A, A-3B, A-3C, M-1, M-2, M-3, B-1,
                              B-2 and B-3 certificates.

LIBOR Certificates:           The Class A-1A, Class A-1B, Class A-2 and Class
                              B-4 certificates and the Offered Certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Expected Closing Date:        November 30, 2005

Delivery:                     DTC, Euroclear and Clearstream.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning in December 2005.

Final Distribution Date:      The Distribution Date occurring in October 2035.

Due Period:                   With respect to any Distribution Date, the period
                              commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:            For mortgage loans serviced by HomEq, with respect
                              to any Principal Prepayments in full, the period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs
                              (or in the case of the first Distribution Date, commencing on the Cut-off Date), and ending on the 15th day of the month in which such Distribution
                              Date occurs and with respect to any Principal
                              Prepayments in part, the calendar month preceding the month in which Determination Date occurs.

                              For mortgage loans serviced by Countrywide, with respect to any Distribution Date, the period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the Cut-off Date), and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period:      With respect to any Distribution Date, the period
                              commencing on the immediately preceding
                              Distribution Date (or, for the initial
                              Distribution Date, the Closing Date) and ending on the day immediately preceding the current
                              Distribution Date.

Accrued Interest:             The price to be paid by investors for the Offered
                              Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:           Actual/360

Interest Payment Delay:       Zero days

Cut-off Date:                 November 1, 2005

Tax Status:                   The Offered Certificates will represent "regular
                              interests" in a REMIC and, to a limited extent, interests in certain basis risk interest carryover payments, which will be treated for tax purposes as interest rate cap contracts. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written in connection with the promotion or marketing by the Issuer and Depositor of the Offered Certificates.
                              You should seek advice based on your particular circumstances from an independent tax advisor.

ERISA Eligibility:            The Offered Certificates are expected to be ERISA
                              eligible. Prospective purchasers should consult their own counsel.

SMMEA Eligibility:            The Offered Certificates are not expected to
                              constitute "mortgage related securities" for purposes of SMMEA.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class A Certificate
Group: Either the Class A-1 Certificates, Class A-2 Certificates or Class A-3 Certificates, as applicable.

Class A-1 Certificates:       Collectively, the Class A-1A and Class A-1B
                              certificates.

Class A-2 Certificates:       The Class A-2 certificates.

Class A-3 Certificates:       Collectively, the Class A-3A, Class A-3B and Class
                              A-3C certificates.

Class M Certificates:         Collectively, the Class M-1, Class M-2 and Class
                              M-3 certificates.

Class B Certificates:         Collectively, the Class B-1, Class B-2, Class B-3
                              and Class B-4 certificates.

Mortgage Loans:               The mortgage loans to be included in the trust
                              will be primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. Approximately 62.80% of the mortgage loans are originated by WMC and approximately 37.19% mortgage loans are originated by New Century. On the Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately
                              $1,243,776,070. Approximately 88.44% of the
                              mortgage loans are adjustable-rate mortgage loans and approximately 11.56% are fixed-rate mortgage loans. Approximately 93.38% of the mortgage loans are first-lien mortgage loans, and approximately
                              6.62% of the mortgage loans are second-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments with the exception of 30-59 day delinquencies comprising approximately 0.31% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:       Approximately $454.0 million of mortgage loans
                              that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage Loans:      Approximately $163.0 million of mortgage loans
                              that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group III Mortgage
Loans: Approximately $626.7 million of mortgage loans that may or may not have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Monthly Servicer
Advances:                     Each Servicer will be obligated to advance its own
                              funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans serviced by it and not received by the applicable related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Expense Fee Rate:             The Expense Fee Rate with respect to each mortgage
                              loan will be a per annum rate equal to the sum of the servicing fee rate and the aggregate fee rate for the trustee fee and the loan performance advisor fee.

Pricing Prepayment
Speed: Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                              ARM Mortgage Loans: 25% CPR.

Credit Enhancement:           The credit enhancement provided for the benefit of
                              the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; (c) the allocation of losses to the most subordinate classes of certificates, and
                              (d) a certificate insurance policy for the benefit of the Class A-1B certificates only.

Senior Enhancement
Percentage:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the sum of (i) the aggregate Class
                              Certificate Balances of the Class M and Class B
                              Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal
                              Distribution Amount for that Distribution Date) by
                              (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:                The later to occur of:

                                    (i)      the earlier to occur of:

                                             (a)   the Distribution Date in
                                                   December 2008 and

                                             (b)   the Distribution Date
                                                   following the Distribution
                                                   Date on which the aggregate
                                                   Class Certificate Balances of
                                                   the Class A Certificates have
                                                   been reduced to zero; and

                                    (ii)     the first Distribution Date on
                                             which the Senior Enhancement
                                             Percentage (calculated for this
                                             purpose only after taking into
                                             account payments of principal
                                             applied to reduce the Stated
                                             Principal Balance of the mortgage
                                             loans for that Distribution Date
                                             but prior to any applications of
                                             Principal Distribution Amount to
                                             the certificates) is greater than
                                             or equal to the Specified Senior
                                             Enhancement Percentage
                                             (approximately 47.20%).

Trigger Event:                Either a Cumulative Loss Trigger Event or a
                              Delinquency Trigger Event.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Delinquency Trigger
Event: With respect to any Distribution Date, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 33.00% of the prior period's Senior Enhancement Percentage.

Cumulative Loss Trigger
Event: With respect to any Distribution Date, the circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds certain percentages (as described in the prospectus supplement) with respect to such Distribution Date.

                              Distribution Date
                              Occurring in            Loss Percentage
                              ---------------------   --------------------------

                              December 2007 through   1.500% for the first
                              November 2008           month, plus an additional
                                                      1/12th of 1.800% for each
                                                      month thereafter (e.g.,
                                                      2.400% in June 2008)

                              December 2008 through   3.300% for the first
                              November 2009           month, plus an additional
                                                      1/12th of 1.850% for each
                                                      month thereafter (e.g.,
                                                      4.225% in June 2009)

                              December 2009 through   5.150% for the first
                              November 2010           month, plus an additional
                                                      1/12th of 1.450% for each
                                                      month thereafter (e.g.,
                                                      5.875% in June 2010)

                              December 2010 through   6.600% for the first
                              November 2011           month, plus an additional
                                                      1/12th of 0.400% for each
                                                      month thereafter (e.g.,
                                                      6.800% in June 2011)

                              December 2011 and       7.000%
                              thereafter

Sequential Trigger
Event: With respect to any Distribution Date, before the 25th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 1.50%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Optional Clean-up Call:       The majority Class X certificateholders may, at
                              their option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated
                              Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal
                              Balance of the mortgage loans as of the Cut-off
                              Date.

Swap Provider:                Barclays Bank PLC, as Swap Provider, is a bank
                              authorized and regulated by the United Kingdom's
                              Financial Services Authority and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets.
                              As of the date hereof, Barclays Bank PLC is rated
                              AA+ by Fitch, AA by S&P and Aa1 by Moody's.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Swap Agreement:               On the Closing Date, the Trustee will enter into a
                              Swap Agreement with an initial notional amount of approximately $1,243,776,070. Under the Swap
                              Agreement, the Trust will be obligated to pay an amount equal to [4.900]% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party
                              ("Net Swap Payment"). See the attached schedule.

                              Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the swap administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

                              Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

Credit Enhancement
Percentage:                        Initial               Target
                              Credit Enhancement   Credit Enhancement
                              ------------------   ------------------
                              Class A: 23.60%      Class A: 47.20%
                              Class M-1: 16.35%    Class M-1: 32.70%
                              Class M-2: 10.30%    Class M-2: 20.60%
                              Class M-3: 8.80%     Class M-3: 17.60%
                              Class B-1: 7.30%     Class B-1: 14.60%
                              Class B-2: 6.10%     Class B-2: 12.20%
                              Class B-3: 4.95%     Class B-3: 9.90%
                              Class B-4: 3.85%     Class B-4: 7.70%

Step-up Coupons:              For all LIBOR Certificates the interest rate will
                              increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

Class A-1A certificates
Pass-Through Rate:            The Class A-1A certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Group I Loan Cap.

Class A-1B certificates
Pass-Through Rate:            The Class A-1B certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Group I Loan Cap.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class A-2 certificates
Pass-Through Rate:            The Class A-2 certificates will accrue interest at
                              a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Group II Loan Cap.

Class A-3A certificates
Pass-Through Rate:            The Class A-3A certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Group III Loan Cap.

Class A-3B certificates
Pass-Through Rate:            The Class A-3B certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Group III Loan Cap.

Class A-3C certificates
Pass-Through Rate:            The Class A-3C certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Group III Loan Cap.

Class M-1 Pass-Through
Rate: The Class M-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Pool Cap.

Class M-2 Pass-Through
Rate: The Class M-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable and

                                    (ii)     the Pool Cap.

Class M-3 Pass-Through
Rate: The Class M-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Pool Cap.

Class B-1 Pass-Through
Rate: The Class B-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Pool Cap.

Class B-2 Pass-Through
Rate: The Class B-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Pool Cap.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-3 Pass-Through
Rate: The Class B-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Pool Cap.

Class B-4 Pass-Through
Rate: The Class B-4 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)      one-month LIBOR plus [___] bps
                                             ([___] bps after the first
                                             Distribution Date on which the
                                             Optional Clean-up Call is
                                             exercisable) and

                                    (ii)     the Pool Cap.

Group I Loan Cap:             Product of:

                                    (i)      (a) the weighted average of the
                                             mortgage rates for the Group I
                                             Mortgage Loans (in each case, less
                                             (x) the applicable Expense Fee Rate
                                             and (y) the Class A-1B Certificate
                                             Insurer premium) then in effect on
                                             the beginning of the related Due
                                             Period, minus (b) the product of
                                             (x) the Net Swap Payment made to
                                             the Swap Provider, if any,
                                             expressed as a percentage, equal to
                                             a fraction, the numerator of which
                                             is equal to the Net Swap Payment
                                             made to the Swap Provider and the
                                             denominator of which is equal to
                                             the aggregate principal balance of
                                             the Mortgage Loans (the "Net Swap
                                             Payment Rate") and (y) 12.

                                    (ii)     a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.

Group II Loan Cap:            Product of:

                                    (i)      (a) the weighted average of the
                                             mortgage rates for the Group II
                                             Mortgage Loans (in each case, less
                                             the applicable Expense Fee Rate)
                                             then in effect on the beginning of
                                             the related Due Period, minus (b)
                                             the product of (x) the Net Swap
                                             Payment made to the Swap Provider,
                                             if any, expressed as a percentage,
                                             equal to a fraction, the numerator
                                             of which is equal to the Net Swap
                                             Payment made to the Swap Provider
                                             and the denominator of which is
                                             equal to the aggregate principal
                                             balance of the Mortgage Loans (the
                                             "Net Swap Payment Rate") and (y)
                                             12.

                                    (ii)     a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.

Group III Loan Cap:           Product of:

                                    (i)      (a) the weighted average of the
                                             mortgage rates for the Group III
                                             Mortgage Loans (in each case, less
                                             the applicable Expense Fee Rate)
                                             then in effect on the beginning of
                                             the related Due Period, minus (b)
                                             the product of (x) the Net Swap
                                             Payment made to the Swap Provider,
                                             if any, expressed as a percentage,
                                             equal to a fraction, the numerator
                                             of which is equal to the Net Swap
                                             Payment made to the Swap Provider
                                             and the denominator of which is
                                             equal to the aggregate principal
                                             balance of the Mortgage Loans (the
                                             "Net Swap Payment Rate") and (y)
                                             12.

                                    (ii)     a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Pool Cap:                 Product of:

                                    (i)      (a) the sum of the weighted average
                                             of (1) the mortgage rates for the
                                             Group I Mortgage Loans (in each
                                             case, less (x) the applicable
                                             Expense Fee Rate and (y) the Class
                                             A-1B Certificate Insurer premium),
                                             (2) the mortgage rates for the
                                             Group II Mortgage Loans (in each
                                             case, less the applicable Expense
                                             Fee Rate) and (3) the mortgage
                                             rates for the Group III Mortgage
                                             Loans (in each case, less the
                                             applicable Expense Fee Rate) then
                                             in effect on the beginning of the
                                             related Due Period, in each case
                                             weighted on the basis of the
                                             related Group Subordinate Amount,
                                             minus (b) the product of (x) the
                                             Net Swap Payment made to the Swap
                                             Provider, if any, expressed as a
                                             percentage, equal to a fraction,
                                             the numerator of which is equal to
                                             the Net Swap Payment made to the
                                             Swap Provider and the denominator
                                             of which is equal to the aggregate
                                             principal balance of the Mortgage
                                             Loans (the "Net Swap Payment Rate")
                                             and (y) 12.

                                    (ii)     a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.

Group Subordinate
Amount:                       For any Distribution Date,

                                    (i)      for the Group I Mortgage Loans,
                                             will be equal to the excess of the
                                             aggregate principal balance of the
                                             Group I Mortgage Loans as of the
                                             beginning of the related Due Period
                                             over the Class Certificate Balance
                                             of the Class A-1 Certificates
                                             immediately prior to such
                                             Distribution Date and

                                    (ii)     for the Group II Mortgage Loans,
                                             will be equal to the excess of the
                                             aggregate principal balance of the
                                             Group II Mortgage Loans as of the
                                             beginning of the related Due Period
                                             over the Class Certificate Balance
                                             of the Class A-2 Certificates
                                             immediately prior to such
                                             Distribution Date.

                                    (iii)    for the Group III Mortgage Loans,
                                             will be equal to the excess of the
                                             aggregate principal balance of the
                                             Group III Mortgage Loans as of the
                                             beginning of the related Due Period
                                             over the Class Certificate Balance
                                             of the Class A-3 Certificates
                                             immediately prior to such
                                             Distribution Date.

Basis Risk Carry Forward
Amount: On any Distribution Date and for any class of LIBOR Certificates is the sum of:

                              (x)   the excess of:

                                    (i)      the amount of interest that class
                                             of certificates would have been
                                             entitled to receive on that
                                             Distribution Date had the
                                             Pass-Through Rate not been subject
                                             to the Group I Loan Cap, the Group
                                             II Loan Cap, The Group III Loan Cap
                                             or the Pool Cap, as applicable,
                                             over

                                    (ii)     the amount of interest that class
                                             of certificates received on that
                                             Distribution Date based on the
                                             Group I Loan Cap, the Group II Loan
                                             Cap, the Group III Loan Cap or the
                                             Pool Cap, as applicable, and

                              (y)   the unpaid portion of any such excess
                                    described in clause (x) from prior
                                    Distribution Dates (and related accrued
                                    interest at the then applicable Pass-Through
                                    Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap, the Group III Loan Cap or the Pool Cap, as applicable).


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Interest Distributions
on the LIBOR
Certificates:                 On each Distribution Date, distributions from
                              available funds will be allocated as follows:

                                    (i)      to the Swap Account, net swap
                                             payments and certain swap
                                             termination payments owed to the
                                             Swap Provider, if any;

                                    (ii)     concurrently:

                                             a.    from the Interest Remittance
                                                   Amount attributable to the
                                                   Group I Mortgage Loans in the
                                                   following order of priority:

                                                   i.    to the Class A-1B
                                                         Certificate Insurer,
                                                         any accrued and unpaid
                                                         premium payable to the
                                                         Class A-1B Certificate
                                                         Insurer for that
                                                         Distribution Date;

                                                   ii.   according to the
                                                         related Accrued
                                                         Certificate Interest
                                                         and any unpaid interest
                                                         shortfall amounts for
                                                         such class, as
                                                         applicable, pro rata to
                                                         the Class A-1A and
                                                         Class A-1B
                                                         Certificates;

                                                   iii.  to the Class A-1B
                                                         Certificate Insurer,
                                                         reimbursements for any
                                                         prior unreimbursed
                                                         draws under the Class
                                                         A-1B Certificate
                                                         Insurance Policy for
                                                         interest payments on
                                                         the Class A-1B
                                                         certificates, as well
                                                         as all other amounts
                                                         owed to the Class A-1B
                                                         Certificate Insurer;
                                                         and

                                                   iv.   any remaining Interest
                                                         Remittance Amount
                                                         attributable to the
                                                         Group I Mortgage Loans
                                                         concurrently pro rata
                                                         to the Class A-2
                                                         Certificates and to the
                                                         Class A-3 Certificates;

                                             b.    from the Interest Remittance
                                                   Amount attributable to the
                                                   Group II Mortgage Loans,
                                                   according to the related
                                                   Accrued Certificate Interest
                                                   and any unpaid interest
                                                   shortfall amounts for such
                                                   class, as applicable, first,
                                                   to the Class A-2 Certificates
                                                   and second, concurrently pro
                                                   rata to the Class A-1
                                                   Certificates and to the Class
                                                   A-3 Certificates;

                                             c.    from the Interest Remittance
                                                   Amount attributable to the
                                                   Group III Mortgage Loans,
                                                   according to the related
                                                   Accrued Certificate Interest
                                                   and any unpaid interest
                                                   shortfall amounts for such
                                                   class, as applicable, first,
                                                   pro rata to the Class A-3
                                                   Certificates and second,
                                                   concurrently pro rata to the
                                                   Class A-1 Certificates and to
                                                   the Class A-2 Certificates;

                                    (iii)    from any remaining Interest
                                             Remittance Amounts to the Class M-1
                                             certificates, their Accrued
                                             Certificate Interest;

                                    (iv)     from any remaining Interest
                                             Remittance Amounts to the Class M-2
                                             certificates, their Accrued
                                             Certificate Interest;

                                    (v)      from any remaining Interest
                                             Remittance Amounts to the Class M-3
                                             certificates, their Accrued
                                             Certificate Interest;

                                    (vi)     from any remaining Interest
                                             Remittance Amounts to the Class B-1
                                             certificates, their Accrued
                                             Certificate Interest;

                                    (vii)    from any remaining Interest
                                             Remittance Amounts to the Class B-2
                                             certificates, their Accrued
                                             Certificate Interest;

                                    (viii)   from any remaining Interest
                                             Remittance Amounts to the Class B-3
                                             certificates, their Accrued
                                             Certificate Interest; and

                                    (ix)     from any remaining Interest
                                             Remittance Amounts to the Class B-4
                                             certificates, their Accrued
                                             Certificate Interest.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Distribution
on the LIBOR
Certificates:                 On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)      to the Class A Certificates,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until their Class Certificate
                                             Balances have been reduced to zero;

                                    (ii)     to the Class A-1B Certificate
                                             Insurer, reimbursements for
                                             unreimbursed draws under the Class
                                             A-1B Certificate Insurance Policy
                                             for principal payments to the Class
                                             A-1B certificates;

                                    (iii)    to the Class M-1 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (iv)     to the Class M-2 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (v)      to the Class M-3 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (vi)     to the Class B-1 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (vii)    to the Class B-2 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (viii)   to the Class B-3 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;
                                             and

                                    (ix)     to the Class B-4 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)      to the Class A Certificates, the
                                             lesser of the Principal
                                             Distribution Amount and the Class A
                                             Principal Distribution Amount,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until their Class Certificate
                                             Balances have been reduced to zero;

                                    (ii)     to the Class A-1B Certificate
                                             Insurer, reimbursements for
                                             unreimbursed draws under the Class
                                             A-1B Certificate Insurance Policy
                                             for principal payments to the Class
                                             A-1B certificates;

                                    (iii)    to the Class M-1 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-1 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (iv)     to the Class M-2 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-2 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (v)      to the Class M-3 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-3 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (vi)     to the Class B-1 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-1 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (vii)    to the Class B-2 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-2 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                    (viii)   to the Class B-3 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-3 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;
                                             and

                                    (ix)     to the Class B-4 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-4 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Principal
Payments to Class A
Certificates:                 All principal distributions to the holders of the
                              Class A Certificates on any Distribution Date will be allocated concurrently among the Class A-1
                              Certificates, the Class A-2 Certificates and the
                              Class A-3 Certificates, based on the Class A
                              Principal Allocation Percentage for the Class A-1
                              Certificates, the Class A-2 Certificates and Class
                              A-3 Certificates, as applicable. However, if the Class Certificate Balances of the Class A
                              Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class
                              A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution
                              Dates, will be distributed to the holders of the Class A Certificates in the other Class A
                              Certificate Groups pro rata on the remaining outstanding balances, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. However, principal relating to the Group I Mortgage Loans will be distributed to the Class A-1B Certificate Insurer for reimbursements for unreimbursed draws under the Class A-1B Certificate Insurance Policy for principal payments on the Class A-1B certificates prior to distributing such principal to the Class
                              A-2 Certificates or the Class A-3 Certificates.
                              Any payments of principal to the Class A-1
                              Certificates will be made first from payments relating to the Group I Mortgage Loans, any payments of principal to the Class A-2
                              Certificates will be made first from payments relating to the Group II Mortgage Loans and any payments of principal to the Class A-3
                              Certificates will be made first from payments relating to the Group III Mortgage Loans.

                              Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata between the Class A-1A Certificates and the Class A-1B Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1A Certificates, and second, to the Class A-1B Certificates in each case until their Class Certificate balance has been reduced to zero.

                              Except as described below, any principal distributions allocated to the Class A-3 Certificates are required to be distributed sequentially first, to the Class A-3A certificates, second, to the Class A-3B certificates, and third, to the Class A-3C certificates, in each case, until their Class Certificate Balance has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-1 Certificates will be distributed pro-rata among Class A-1A and Class A-1B certificates, and Class A-3 Certificates will be distributed pro rata among the Class A-3A, Class A-3B and Class A-3C certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Cap Provider:                 Barclays Bank PLC, as Cap Provider, is a bank
                              authorized and regulated by the United Kingdom's
                              Financial Services Authority and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets.
                              As of the date hereof, Barclays Bank PLC is rated
                              AA+ by Fitch, AA by S&P and Aa1 by Moody's.

Interest Rate Cap
Agreements:                   The LIBOR Certificates (other than the Class A-1
                              Certificates, the Class A-2 Certificates and the
                              Class A-3 Certificates) will have the benefit of two Interest Rate Cap Agreements provided by the Cap Provider. All obligations of the trust under the Interest Rate Cap Agreements will be paid on or prior to the Closing Date.

Class M Interest Rate
Cap Agreement:                The Class M Certificates will have the benefit of
                              an interest rate cap agreement (the "Class M
                              Interest Rate Cap Agreement"), with an initial notional amount of $18,407,900 provided by the Cap
                              Provider. In connection with the first 38
                              Distribution Dates, the Cap Provider will be obligated under the Class M Interest Rate Cap
                              Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 10.070% over a specified cap strike rate (ranging from 5.811% to 10.070%), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Interest Rate Cap Agreement will terminate following the Distribution Date in January 2009.

Class B Interest Rate
Cap Agreement:                The Class B Certificates will have the benefit of
                              an interest rate cap agreement (the "Class B
                              Interest Rate Cap Agreement"), with an initial notional amount of $6,156,700 provided by the Cap
                              Provider. In connection with the first 38
                              Distribution Dates, the Cap Provider will be obligated under the Class B Interest Rate Cap
                              Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 9.100%, over a specified cap strike rate (ranging from 4.839% to 9.100%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Interest Rate Cap Agreement will terminate following the Distribution Date in January 2009.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net
Monthly Excess Cash
Flow: For any Distribution Date, any Net Monthly Excess Cash Flow shall be paid as follows:

                              (a)   to the Class A-1B Certificate Insurer,
                                    reimbursements for any remaining prior
                                    unreimbursed draws under the Class A-1B
                                    Certificate Insurance Policy for either
                                    interest or principal payments to the Class
                                    A-1B certificates, as well as other amounts owed to the Class A-1B Certificate Insurer;

                              (b)   to the holders of the Class M-1
                                    certificates, any Unpaid Interest Amount;

                              (c)   to the holders of the Class M-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (d)   to the holders of the Class M-2
                                    certificates, any Unpaid Interest Amount;

                              (e)   to the holders of the Class M-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (f)   to the holders of the Class M-3
                                    certificates, any Unpaid Interest Amount;

                              (g)   to the holders of the Class M-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (h)   to the holders of the Class B-1
                                    certificates, any Unpaid Interest Amount;

                              (i)   to the holders of the Class B-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (j)   to the holders of the Class B-2
                                    certificates, any Unpaid Interest Amount;

                              (k)   to the holders of the Class B-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (l)   to the holders of the Class B-3
                                    certificates, any Unpaid Interest Amount;

                              (m)   to the holders of the Class B-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (n)   to the holders of the Class B-4
                                    certificates, any Unpaid Interest Amount;

                              (o)   to the holders of the Class B-4
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (p) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net
Monthly Excess Cash Flow
(cont'd):                     (p)   (i) from any Class M Interest Rate Cap
                                    Agreement payment on deposit in the Excess
                                    Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward
                                    Amount with respect to the Class M
                                    Certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class
                                    Certificate Balances only with respect to those Class M Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis
                                    Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (ii) from any Class B Interest Rate Cap
                                    Agreement payment on deposit in the Excess
                                    Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward
                                    Amount with respect to the Class B
                                    Certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B Certificates with an outstanding Basis Risk Carry Forward
                                    Amount and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and
                                    Class B-4 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                              (q) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Agreement payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid (a) first, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;

                              (r) to the Class X certificates, those amounts as described in the pooling and servicing agreement;

                              (s) to the holders of the Class R certificates, any remaining amount;

                              (t) to the extent not paid from available funds, from the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued and unpaid interest from a prior Distribution Date, to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class M Certificates sequentially, and then to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class B Certificates sequentially;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net
Monthly Excess Cash Flow
(cont'd):                     (u)   to the extent not paid from available funds,
                                    from the Swap Account, to pay the Basis Risk
                                    Carry Forward Amount on the Class A, Class M
                                    Certificates and Class B Certificates
                                    remaining unpaid in the same order of
                                    priority as described in (q) above;

                              (v) to the extent not paid from available funds, from the Swap Account, to pay any principal on the Class A Certificates and on the Class M Certificates, in accordance with the principal payment provisions described above (under "Principal Distributions on the LIBOR Certificates") in an amount necessary to maintain the applicable Specified Subordinated Amount;

                              (w) to the extent not paid from available funds, from the Swap Account, to pay any Unpaid Realized Loss Amounts remaining on the Class M Certificates and Class B Certificates, sequentially; and

                              (x) to the extent not paid from available funds, from the Swap Account, any remaining amounts to be distributed to the Class X as described in the pooling and servicing agreement.

Interest Remittance
Amount: With respect to any Distribution Date and the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

Accrued Certificate
Interest:                     For each class of LIBOR Certificates on any
                              Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related
                              Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal Distribution
Amount:                       For each Distribution Date will equal the sum of
                              (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

Basic Principal
Distribution Amount:          With respect to any Distribution Date, the excess
                              of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess
                              Subordinated Amount, if any, for that Distribution
                              Date.

Net Monthly Excess Cash
Flow: Available Funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              Total Monthly Excess Spread for that Distribution
                              Date and (y) the Subordination Deficiency, if any, for that Distribution Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Total Monthly Excess
Spread: As to any Distribution Date equals the excess, if any, of (x) the interest on the mortgage loans received by the Servicers on or prior to the related Determination Date or advanced by the Servicers for the related Servicer Remittance Date, net of the servicing fee, the trustee fee and the Loan Performance Advisor fee, over (y) the sum of (i) the amount paid to the Class A-1B Certificate Insurer under "Interest Distributions on the LIBOR Certificates" above, (ii) the amount paid as interest to the Certificates at their respective Pass-Through Rates and (iii) any Net Swap Payment to Swap Provider.

Subordinated Amount:          With respect to any Distribution Date, the excess,
                              if any, of (a) the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account principal received on the mortgage loans that is distributed on that Distribution
                              Date).

Specified Subordinated
Amount: Prior to the Stepdown Date, an amount equal to 3.85% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 7.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date), subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

Excess Subordinated
Amount: With respect to any Distribution Date, the excess, if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified Subordinated Amount.

Subordination
Deficiency:                   With respect to any Distribution Date, the excess,
                              if any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).

Class A Principal
Allocation Percentage:        For any Distribution Date is the percentage
                              equivalent of a fraction, determined as follows:

                              (1) with respect to the Class A-1 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                              (2) with respect to the Class A-2 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

                              (3) with respect to the Class A-3 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group III Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal
Distribution Amount:          For any Distribution Date is the excess of (a) the
                              aggregate Class Certificate Balance of the Class A
                              Certificates immediately prior to that
                              Distribution Date over (b) the lesser of (x) approximately 52.80% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,218,880.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date) and (b) the Class Certificate
                              Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 67.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date over $6,218,880.

Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date) and (c) the Class Certificate Balance of the
                              Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 79.40% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,218,880.

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date) and
                              (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 82.40% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,218,880.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date) and
                              (e) the Class Certificate Balance of the Class B-1 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 85.40% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,218,880.

Class B-2 Principal
Distribution Amount:

                              With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), and (f) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 87.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,218,880.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date) and
                              (g) the Class Certificate Balance of the Class B-3 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 90.10% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,218,880.

Class B-4 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date),
                              (g) the Class Certificate Balance of the Class B-3 certificates (after taking into account distribution of the Class B-3 Principal
                              Distribution Amount on that Distribution Date) and
                              (h) the Class Certificate Balance of the Class B-4 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 92.30% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $6,218,880.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To CALL

PPC (%)                                  50             75            100            125            150            175
-------   -----------------------   ------------   ------------   ------------   ------------   ------------   ------------
A-3A      WAL (yrs)                         2.05           1.36           1.00           0.78           0.64           0.53
          First Payment Date        12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005
          Expected Final Maturity    5/ 25/ 2010   10/ 25/ 2008    1/ 25/ 2008    7/ 25/ 2007    3/ 25/ 2007    1/ 25/ 2007
          Window                          1 - 54         1 - 35         1 - 26         1 - 20         1 - 16         1 - 14

A-3B      WAL (yrs)                         6.47           4.27           3.00           2.14           1.73           1.43
          First Payment Date         5/ 25/ 2010   10/ 25/ 2008    1/ 25/ 2008    7/ 25/ 2007    3/ 25/ 2007    1/ 25/ 2007
          Expected Final Maturity    6/ 25/ 2015    3/ 25/ 2012    7/ 25/ 2010    7/ 25/ 2008    1/ 25/ 2008    8/ 25/ 2007
          Window                        54 - 115        35 - 76        26 - 56        20 - 32        16 - 26        14 - 21

A-3C      WAL (yrs)                        13.46           9.20           6.76           4.84           2.80           2.15
          First Payment Date         6/ 25/ 2015    3/ 25/ 2012    7/ 25/ 2010    7/ 25/ 2008    1/ 25/ 2008    8/ 25/ 2007
          Expected Final Maturity    5/ 25/ 2021    9/ 25/ 2016   11/ 25/ 2013    2/ 25/ 2012   11/ 25/ 2010    6/ 25/ 2008
          Window                       115 - 186       76 - 130        56 - 96        32 - 75        26 - 60        21 - 31

M-1       WAL (yrs)                        10.49           7.10           5.35           4.79           4.91           4.04
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    3/ 25/ 2009    9/ 25/ 2009    4/ 25/ 2010    6/ 25/ 2008
          Expected Final Maturity    5/ 25/ 2021    9/ 25/ 2016   11/ 25/ 2013    2/ 25/ 2012   11/ 25/ 2010   12/ 25/ 2009
          Window                        62 - 186       41 - 130        40 - 96        46 - 75        53 - 60        31 - 49

M-2       WAL (yrs)                        10.49           7.10           5.30           4.49           4.26           3.69
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    1/ 25/ 2009    4/ 25/ 2009    7/ 25/ 2009    2/ 25/ 2009
          Expected Final Maturity    5/ 25/ 2021    9/ 25/ 2016   11/ 25/ 2013    2/ 25/ 2012   11/ 25/ 2010   12/ 25/ 2009
          Window                        62 - 186       41 - 130        38 - 96        41 - 75        44 - 60        39 - 49

M-3       WAL (yrs)                        10.49           7.10           5.28           4.39           3.99           3.40
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    1/ 25/ 2009    3/ 25/ 2009    6/ 25/ 2009   12/ 25/ 2008
          Expected Final Maturity    5/ 25/ 2021    9/ 25/ 2016   11/ 25/ 2013    2/ 25/ 2012   11/ 25/ 2010   12/ 25/ 2009
          Window                        62 - 186       41 - 130        38 - 96        40 - 75        43 - 60        37 - 49

B-1       WAL (yrs)                        10.49           7.10           5.28           4.37           3.92           3.32
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    1/ 25/ 2009    2/ 25/ 2009    4/ 25/ 2009   11/ 25/ 2008
          Expected Final Maturity    5/ 25/ 2021    9/ 25/ 2016   11/ 25/ 2013    2/ 25/ 2012   11/ 25/ 2010   12/ 25/ 2009
          Window                        62 - 186       41 - 130        38 - 96        39 - 75        41 - 60        36 - 49

B-2       WAL (yrs)                        10.49           7.10           5.28           4.34           3.86           3.27
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    1/ 25/ 2009    2/ 25/ 2009    3/ 25/ 2009   10/ 25/ 2008
          Expected Final Maturity    5/ 25/ 2021    9/ 25/ 2016   11/ 25/ 2013    2/ 25/ 2012   11/ 25/ 2010   12/ 25/ 2009
          Window                        62 - 186       41 - 130        38 - 96        39 - 75        40 - 60        35 - 49

B-3       WAL (yrs)                        10.49           7.10           5.27           4.33           3.82           3.23
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009   12/ 25/ 2008    1/ 25/ 2009    2/ 25/ 2009    9/ 25/ 2008
          Expected Final Maturity    5/ 25/ 2021    9/ 25/ 2016   11/ 25/ 2013    2/ 25/ 2012   11/ 25/ 2010   12/ 25/ 2009
          Window                        62 - 186       41 - 130        37 - 96        38 - 75        39 - 60        34 - 49


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To MATURITY

PPC (%)                                  50             75            100            125            150            175
-------   -----------------------   ------------   ------------   ------------   ------------   ------------   ------------
A-3A      WAL (yrs)                         2.05           1.36           1.00           0.78           0.64           0.53
          First Payment Date        12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005
          Expected Final Maturity    5/ 25/ 2010   10/ 25/ 2008    1/ 25/ 2008    7/ 25/ 2007    3/ 25/ 2007    1/ 25/ 2007
          Window                          1 - 54         1 - 35         1 - 26         1 - 20         1 - 16         1 - 14

A-3B      WAL (yrs)                         6.47           4.27           3.00           2.14           1.73           1.43
          First Payment Date         5/ 25/ 2010   10/ 25/ 2008    1/ 25/ 2008    7/ 25/ 2007    3/ 25/ 2007    1/ 25/ 2007
          Expected Final Maturity    6/ 25/ 2015    3/ 25/ 2012    7/ 25/ 2010    7/ 25/ 2008    1/ 25/ 2008    8/ 25/ 2007
          Window                        54 - 115        35 - 76        26 - 56        20 - 32        16 - 26        14 - 21

A-3C      WAL (yrs)                        15.32          10.66           7.89           5.71           3.20           2.15
          First Payment Date         6/ 25/ 2015    3/ 25/ 2012    7/ 25/ 2010    7/ 25/ 2008    1/ 25/ 2008    8/ 25/ 2007
          Expected Final Maturity    5/ 25/ 2034    8/ 25/ 2028    2/ 25/ 2023    7/ 25/ 2019    9/ 25/ 2016    6/ 25/ 2008
          Window                       115 - 342       76 - 273       56 - 207       32 - 164       26 - 130        21 - 31

M-1       WAL (yrs)                        11.45           7.84           5.93           5.25           5.85           5.56
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    3/ 25/ 2009    9/ 25/ 2009    4/ 25/ 2010    6/ 25/ 2008
          Expected Final Maturity    6/ 25/ 2032   12/ 25/ 2025   12/ 25/ 2020   12/ 25/ 2017    8/ 25/ 2015    3/ 25/ 2015
          Window                        62 - 319       41 - 241       40 - 181       46 - 145       53 - 117       31 - 112

M-2       WAL (yrs)                        11.40           7.79           5.85           4.90           4.60           3.98
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    1/ 25/ 2009    4/ 25/ 2009    7/ 25/ 2009    2/ 25/ 2009
          Expected Final Maturity    2/ 25/ 2031    6/ 25/ 2024    2/ 25/ 2020    1/ 25/ 2017   11/ 25/ 2014    4/ 25/ 2013
          Window                        62 - 303       41 - 223       38 - 171       41 - 134       44 - 108        39 - 89

M-3       WAL (yrs)                        11.34           7.73           5.78           4.77           4.31           3.67
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    1/ 25/ 2009    3/ 25/ 2009    6/ 25/ 2009   12/ 25/ 2008
          Expected Final Maturity    3/ 25/ 2029    7/ 25/ 2022    8/ 25/ 2018   10/ 25/ 2015   11/ 25/ 2013    6/ 25/ 2012
          Window                        62 - 280       41 - 200       38 - 153       40 - 119        43 - 96        37 - 79

B-1       WAL (yrs)                        11.29           7.69           5.74           4.72           4.21           3.57
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    1/ 25/ 2009    2/ 25/ 2009    4/ 25/ 2009   11/ 25/ 2008
          Expected Final Maturity    6/ 25/ 2028   11/ 25/ 2021    2/ 25/ 2018    5/ 25/ 2015    7/ 25/ 2013    3/ 25/ 2012
          Window                        62 - 271       41 - 192       38 - 147       39 - 114        41 - 92        36 - 76

B-2       WAL (yrs)                        11.23           7.64           5.70           4.66           4.13           3.49
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009    1/ 25/ 2009    2/ 25/ 2009    3/ 25/ 2009   10/ 25/ 2008
          Expected Final Maturity    7/ 25/ 2027    2/ 25/ 2021    6/ 25/ 2017   11/ 25/ 2014    2/ 25/ 2013   11/ 25/ 2011
          Window                        62 - 260       41 - 183       38 - 139       39 - 108        40 - 87        35 - 72

B-3       WAL (yrs)                        11.14           7.59           5.64           4.61           4.06           3.43
          First Payment Date         1/ 25/ 2011    4/ 25/ 2009   12/ 25/ 2008    1/ 25/ 2009    2/ 25/ 2009    9/ 25/ 2008
          Expected Final Maturity    8/ 25/ 2026    8/ 25/ 2020   11/ 25/ 2016    6/ 25/ 2014   10/ 25/ 2012    7/ 25/ 2011
          Window                        62 - 249       41 - 177       37 - 132       38 - 103        39 - 83        34 - 68


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


CPR Sensitivity
To CALL

CPR (%)                                  10             20             30             40
-------   -----------------------   ------------   ------------   ------------   ------------
A-3A      WAL (yrs)                         2.51           1.23           0.78           0.56
          First Payment Date        12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005
          Expected Final Maturity    5/ 25/ 2011    7/ 25/ 2008    8/ 25/ 2007    2/ 25/ 2007
          Window                          1 - 66         1 - 32         1 - 21         1 - 15

A-3B      WAL (yrs)                         7.94           3.92           2.19           1.54
          First Payment Date         5/ 25/ 2011    7/ 25/ 2008    8/ 25/ 2007    2/ 25/ 2007
          Expected Final Maturity    7/ 25/ 2017    9/ 25/ 2011    8/ 25/ 2008   10/ 25/ 2007
          Window                        66 - 140        32 - 70        21 - 33        15 - 23

A-3C      WAL (yrs)                        16.12           8.50           5.09           2.34
          First Payment Date         7/ 25/ 2017    9/ 25/ 2011    8/ 25/ 2008   10/ 25/ 2007
          Expected Final Maturity    6/ 25/ 2024   11/ 25/ 2015    4/ 25/ 2012    9/ 25/ 2008
          Window                       140 - 223       70 - 120        33 - 77        23 - 34

M-1       WAL (yrs)                        12.64           6.53           4.83            4.4
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    8/ 25/ 2009    9/ 25/ 2008
          Expected Final Maturity    6/ 25/ 2024   11/ 25/ 2015    4/ 25/ 2012    5/ 25/ 2010
          Window                        75 - 223       37 - 120        45 - 77        34 - 54

M-2       WAL (yrs)                        12.64           6.53           4.55           4.07
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    4/ 25/ 2009    6/ 25/ 2009
          Expected Final Maturity    6/ 25/ 2024   11/ 25/ 2015    4/ 25/ 2012    5/ 25/ 2010
          Window                        75 - 223       37 - 120        41 - 77        43 - 54

M-3       WAL (yrs)                        12.64           6.53           4.46           3.74
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    3/ 25/ 2009    4/ 25/ 2009
          Expected Final Maturity    6/ 25/ 2024   11/ 25/ 2015    4/ 25/ 2012    5/ 25/ 2010
          Window                        75 - 223       37 - 120        40 - 77        41 - 54

B-1       WAL (yrs)                        12.64           6.53           4.44           3.66
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    2/ 25/ 2009    3/ 25/ 2009
          Expected Final Maturity    6/ 25/ 2024   11/ 25/ 2015    4/ 25/ 2012    5/ 25/ 2010
          Window                        75 - 223       37 - 120        39 - 77        40 - 54

B-2       WAL (yrs)                        12.64           6.53           4.42           3.59
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    2/ 25/ 2009    2/ 25/ 2009
          Expected Final Maturity    6/ 25/ 2024   11/ 25/ 2015    4/ 25/ 2012    5/ 25/ 2010
          Window                        75 - 223       37 - 120        39 - 77        39 - 54

B-3       WAL (yrs)                        12.64           6.53            4.4           3.54
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    1/ 25/ 2009    1/ 25/ 2009
          Expected Final Maturity    6/ 25/ 2024   11/ 25/ 2015    4/ 25/ 2012    5/ 25/ 2010
          Window                        75 - 223       37 - 120        38 - 77        38 - 54


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

CPR (%)                                  10             20             30             40
-------   -----------------------   ------------   ------------   ------------   ------------
A-3A      WAL (yrs)                         2.51           1.23           0.78           0.56
          First Payment Date        12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005   12/ 25/ 2005
          Expected Final Maturity    5/ 25/ 2011    7/ 25/ 2008    8/ 25/ 2007    2/ 25/ 2007
          Window                          1 - 66         1 - 32         1 - 21         1 - 15

A-3B      WAL (yrs)                         7.94           3.92           2.19           1.54
          First Payment Date         5/ 25/ 2011    7/ 25/ 2008    8/ 25/ 2007    2/ 25/ 2007
          Expected Final Maturity    7/ 25/ 2017    9/ 25/ 2011    8/ 25/ 2008   10/ 25/ 2007
          Window                        66 - 140        32 - 70        21 - 33        15 - 23

A-3C      WAL (yrs)                        17.97           9.94           6.05           2.34
          First Payment Date         7/ 25/ 2017    9/ 25/ 2011    8/ 25/ 2008   10/ 25/ 2007
          Expected Final Maturity    8/ 25/ 2035    6/ 25/ 2027    4/ 25/ 2020    9/ 25/ 2008
          Window                       140 - 357       70 - 259       33 - 173        23 - 34

M-1       WAL (yrs)                        13.58           7.23           5.30           6.04
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    8/ 25/ 2009    9/ 25/ 2008
          Expected Final Maturity    6/ 25/ 2034    9/ 25/ 2024    5/ 25/ 2018    2/ 25/ 2016
          Window                        75 - 343       37 - 226       45 - 150       34 - 123

M-2       WAL (yrs)                        13.54           7.18           4.99           4.39
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    4/ 25/ 2009    6/ 25/ 2009
          Expected Final Maturity    7/ 25/ 2033    4/ 25/ 2023    5/ 25/ 2017   12/ 25/ 2013
          Window                        75 - 332       37 - 209       41 - 138        43 - 97

M-3       WAL (yrs)                        13.49           7.13           4.86           4.03
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    3/ 25/ 2009    4/ 25/ 2009
          Expected Final Maturity    1/ 25/ 2032    6/ 25/ 2021    2/ 25/ 2016    2/ 25/ 2013
          Window                        75 - 314       37 - 187       40 - 123        41 - 87

B-1       WAL (yrs)                        13.45            7.1           4.81           3.93
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    2/ 25/ 2009    3/ 25/ 2009
          Expected Final Maturity    6/ 25/ 2031   10/ 25/ 2020    9/ 25/ 2015   10/ 25/ 2012
          Window                        75 - 307       37 - 179       39 - 118        40 - 83

B-2       WAL (yrs)                        13.39           7.05           4.75           3.84
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    2/ 25/ 2009    2/ 25/ 2009
          Expected Final Maturity    8/ 25/ 2030    4/ 25/ 2020    3/ 25/ 2015    6/ 25/ 2012
          Window                        75 - 297       37 - 173       39 - 112        39 - 79

B-3       WAL (yrs)                        13.31           6.99            4.7           3.75
          First Payment Date         2/ 25/ 2012   12/ 25/ 2008    1/ 25/ 2009    1/ 25/ 2009
          Expected Final Maturity   10/ 25/ 2029    8/ 25/ 2019    9/ 25/ 2014    2/ 25/ 2012
          Window                        75 - 287       37 - 165       38 - 106        38 - 75


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


Breakeven CDR Analysis

Assumptions:
PPC: 100%
Required Overcollateralization: Never steps down
Sequential Trigger: As defined
Forward LIBOR
Lag to Recovery: 12 Months
Loss Severity: 50%
To Maturity

Class   CDR %    Cumulative Loss (1)
-----   ------   -------------------
M-1     19.106                 21.41%
M-2     12.851                 16.34%
M-3     11.484                 15.05%
B-1     10.111                 13.66%
B-2      9.071                 12.56%
B-3      8.158                 11.54%

(1) Expressed as a percentage of the aggregate principal balance of the mortgage loans as of the Cut-off Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date A-3A Cap (%) A-3B Cap (%) A-3C Cap (%) M-1 Cap (%) M-2 Cap (%) M-3 Cap (%) B-1 Cap (%) B-2 Cap (%) B -3 Cap (%)
----------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- ------------
                  Actual/ 360  Actual/ 360  Actual/ 360  Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360
December 2005            20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
January 2006             20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
February 2006            20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
March 2006               20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
April 2006               20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
May 2006                 20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
June 2006                20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
July 2006                20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
August 2006              20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
September 2006           20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
October 2006             20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
November 2006            20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        22.00
December 2006            20.09        20.23        20.34       20.43       20.62       20.69       21.40       21.75        13.63
January 2007             20.09        20.23        20.34       20.43       20.62       20.69       15.38       10.50        10.50
February 2007            20.09        20.23        20.34       20.43       20.62       12.58       10.50       10.50        10.50
March 2007               20.09        20.23        20.34       20.43       20.62       11.79       10.50       10.50        10.50
April 2007               20.09        20.23        20.34       20.43       20.62       31.71       10.50       10.50        10.50
May 2007                 20.09        20.23        20.34       20.43       20.62       23.18       10.50       10.50        10.50
June 2007                20.09        20.23        20.34       20.43       20.62       12.51       10.50       10.50        10.50
July 2007                20.09        20.23        20.34       20.43       19.36       10.50       10.50       10.50        10.50
August 2007              17.74        17.74        17.74       10.50       10.50       10.50       10.50       10.50        10.50
September 2007           11.81        11.81        11.81       10.50       10.50       10.50       10.50       10.50        10.50
October 2007             11.97        11.97        11.97       10.50       10.50       10.50       10.50       10.50        10.50
November 2007            11.62        11.62        11.62       10.50       10.50       10.50       10.50       10.50        10.50
December 2007            11.81        11.81        11.81       10.50       10.50       10.50       10.50       10.50        10.50
January 2008             11.49        11.49        11.49       10.50       10.50       10.50       10.50       10.50        10.50
February 2008               --        12.24        12.24       10.50       10.50       10.50       10.50       10.50        10.50
March 2008                  --        13.17        13.17       10.50       10.50       10.50       10.50       10.50        10.50
April 2008                  --        12.53        12.53       10.50       10.50       10.50       10.50       10.50        10.50
May 2008                    --        12.86        12.86       10.50       10.50       10.50       10.50       10.50        10.50
June 2008                   --        12.57        12.57       10.50       10.50       10.50       10.50       10.50        10.50
July 2008                   --        12.93        12.93       10.50       10.50       10.50       10.50       10.50        10.50
August 2008                 --        13.30        13.30       10.50       10.50       10.50       10.50       10.50        10.50
September 2008              --        13.62        13.62       10.50       10.50       10.50       10.50       10.50        10.50
October 2008                --        14.08        14.08       10.50       10.50       10.50       10.50       10.50        10.50
November 2008               --        13.81        13.81       10.50       10.50       10.50       10.50       10.50        10.50
December 2008               --        55.63        55.63       10.50       10.50       10.50       10.50       10.50        10.50
January 2009                --        18.16        18.16       10.50       10.50       10.50       10.50       10.50        10.50
February 2009               --        18.80        18.80       10.57       10.57       10.57       10.57       10.57        10.57
March 2009                  --        20.68        20.68       12.15       12.15       12.15       12.15       12.15        12.15
April 2009                  --        18.67        18.67       10.97       10.97       10.97       10.97       10.97        10.97
May 2009                    --        19.00        19.00       11.34       11.34       11.34       11.34       11.34        11.34
June 2009                   --        18.24        18.24       10.97       10.97       10.97       10.97       10.97        10.97
July 2009                   --        18.58        18.58       11.34       11.34       11.34       11.34       11.34        11.34
August 2009                 --        18.58        18.58       11.38       11.38       11.38       11.38       11.38        11.38
September 2009              --        18.71        18.71       11.60       11.60       11.60       11.60       11.60        11.60
October 2009                --        19.25        19.25       11.98       11.98       11.98       11.98       11.98        11.98
November 2009               --        18.65        18.65       11.60       11.60       11.60       11.60       11.60        11.60
December 2009               --        19.19        19.19       11.99       11.99       11.99       11.99       11.99        11.99
January 2010                --        18.60        18.60       11.60       11.60       11.60       11.60       11.60        11.60

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date A-3A Cap (%) A-3B Cap (%) A-3C Cap (%) M-1 Cap (%) M-2 Cap (%) M-3 Cap (%) B-1 Cap (%) B-2 Cap (%) B -3 Cap (%)
----------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- ------------
                  Actual/ 360  Actual/ 360  Actual/ 360  Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360
February 2010               --        18.65        18.65       11.66       11.66       11.66       11.66       11.66        11.66
March 2010                  --        20.47        20.47       12.93       12.93       12.93       12.93       12.93        12.93
April 2010                  --        18.61        18.61       11.68       11.68       11.68       11.68       11.68        11.68
May 2010                    --        19.15        19.15       12.07       12.07       12.07       12.07       12.07        12.07
June 2010                   --        18.56        18.56       11.68       11.68       11.68       11.68       11.68        11.68
July 2010                   --        19.10        19.10       12.07       12.07       12.07       12.07       12.07        12.07
August 2010                 --           --        18.58       11.72       11.72       11.72       11.72       11.72        11.72
September 2010              --           --        18.64       11.81       11.81       11.81       11.81       11.81        11.81
October 2010                --           --        18.26       12.21       12.21       12.21       12.21       12.21        12.21
November 2010               --           --        17.68       11.81       11.81       11.81       11.81       11.81        11.81
December 2010               --           --        18.27       12.21       12.21       12.21       12.21       12.21        12.21
January 2011                --           --        17.68       11.81       11.81       11.81       11.81       11.81        11.81
February 2011               --           --        17.68       11.81       11.81       11.81       11.81       11.81        11.81
March 2011                  --           --        19.60       13.10       13.10       13.10       13.10       13.10        13.10
April 2011                  --           --        17.71       11.83       11.83       11.83       11.83       11.83        11.83
May 2011                    --           --        18.30       12.23       12.23       12.23       12.23       12.23        12.23
June 2011                   --           --        17.71       11.83       11.83       11.83       11.83       11.83        11.83
July 2011                   --           --        18.30       12.22       12.22       12.22       12.22       12.22        12.22
August 2011                 --           --        17.71       11.83       11.83       11.83       11.83       11.83        11.83
September 2011              --           --        17.73       11.85       11.85       11.85       11.85       11.85        11.85
October 2011                --           --        18.32       12.24       12.24       12.24       12.24       12.24        12.24
November 2011               --           --        17.73       11.84       11.84       11.84       11.84       11.84        11.84
December 2011               --           --        18.32       12.24       12.24       12.24       12.24       12.24        12.24
January 2012                --           --        17.73       11.84       11.84       11.84       11.84       11.84        11.84
February 2012               --           --        17.74       11.85       11.85       11.85       11.85       11.85        11.85
March 2012                  --           --        18.97       12.67       12.67       12.67       12.67       12.67        12.67
April 2012                  --           --        17.74       11.85       11.85       11.85       11.85       11.85        11.85
May 2012                    --           --        18.34       12.25       12.25       12.25       12.25       12.25        12.25
June 2012                   --           --        17.74       11.85       11.85       11.85       11.85       11.85        11.85
July 2012                   --           --        18.34       12.25       12.25       12.25       12.25       12.25        12.25
August 2012                 --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
September 2012              --           --        17.75       11.86       11.86       11.86       11.86       11.86        11.86
October 2012                --           --        18.34       12.25       12.25       12.25       12.25       12.25        12.25
November 2012               --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
December 2012               --           --        18.34       12.25       12.25       12.25       12.25       12.25        12.25
January 2013                --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
February 2013               --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
March 2013                  --           --        19.65       13.12       13.12       13.12       13.12       13.12        13.12
April 2013                  --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
May 2013                    --           --        18.34       12.25       12.25       12.25       12.25       12.25        12.25
June 2013                   --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
July 2013                   --           --        18.34       12.25       12.25       12.25       12.25       12.25        12.25
August 2013                 --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
September 2013              --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
October 2013                --           --        18.35       12.25       12.25       12.25       12.25       12.25        12.25
November 2013               --           --        17.75       11.85       11.85       11.85       11.85       11.85        11.85
December 2013               --           --        18.35       12.25       12.25       12.25       12.25       12.25        12.25
January 2014                --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
February 2014               --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
March 2014                  --           --        19.66       13.12       13.12       13.12       13.12       13.12        13.12

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date A-3A Cap (%) A-3B Cap (%) A-3C Cap (%) M-1 Cap (%) M-2 Cap (%) M-3 Cap (%) B-1 Cap (%) B-2 Cap (%) B -3 Cap (%)
----------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- ------------
                  Actual/ 360  Actual/ 360  Actual/ 360  Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360
April 2014                  --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
May 2014                    --           --        18.35       12.24       12.24       12.24       12.24       12.24        12.24
June 2014                   --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
July 2014                   --           --        18.35       12.24       12.24       12.24       12.24       12.24        12.24
August 2014                 --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
September 2014              --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
October 2014                --           --        18.35       12.24       12.24       12.24       12.24       12.24        12.24
November 2014               --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
December 2014               --           --        18.35       12.24       12.24       12.24       12.24       12.24        12.24
January 2015                --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
February 2015               --           --        17.76       11.85       11.85       11.85       11.85       11.85        11.85
March 2015                  --           --        19.67       13.12       13.12       13.12       13.12       13.12        13.12
April 2015                  --           --        17.77       11.85       11.85       11.85       11.85       11.85        11.85
May 2015                    --           --        16.87       12.24       12.24       12.24       12.24       12.24        12.24
June 2015                   --           --        13.69       11.85       11.85       11.85       11.85       11.85        11.85
July 2015                   --           --        14.19       12.24       12.24       12.24       12.24       12.24        12.24
August 2015                 --           --        13.77       11.85       11.85       11.85       11.85       11.85        11.85
September 2015              --           --        13.82       11.85       11.85       11.85       11.85       11.85        11.85
October 2015                --           --        14.33       12.24       12.24       12.24       12.24       12.24        12.24
November 2015               --           --        13.91       11.85       11.85       11.85       11.85       11.85        11.85
December 2015               --           --        14.42       12.24       12.24       12.24       12.24       12.24        12.24
January 2016                --           --        14.01       11.85       11.85       11.85       11.85       11.85        11.85
February 2016               --           --        14.06       11.85       11.85       11.85       11.85       11.85        11.85
March 2016                  --           --        15.09       12.67       12.67       12.67       12.67       12.67        12.67
April 2016                  --           --        14.17       11.85       11.85       11.85       11.85       11.85        11.85
May 2016                    --           --        14.69       12.24       12.24       12.24       12.24       12.24        12.24
June 2016                   --           --        14.28       11.85       11.85       11.85       11.85       11.85        11.85
July 2016                   --           --        14.81       12.24       12.24       12.24       12.24       12.24        12.24
August 2016                 --           --        14.39       11.85       11.85       11.85       11.85       11.85        11.85
September 2016              --           --        14.45       11.85       11.85       11.85       11.85       11.85        11.85
October 2016                --           --        15.00       12.24       12.24       12.24       12.24       12.24        12.24
November 2016               --           --        14.58       11.85       11.85       11.85       11.85       11.85        11.85
December 2016               --           --        15.13       12.25       12.25       12.25       12.25       12.25        12.25
January 2017                --           --        14.71       11.85       11.85       11.85       11.85       11.85           --
February 2017               --           --        14.78       11.85       11.85       11.85       11.85       11.85           --
March 2017                  --           --        16.45       13.12       13.12       13.12       13.12       13.12           --
April 2017                  --           --        14.93       11.85       11.85       11.85       11.85       11.85           --
May 2017                    --           --        15.50       12.25       12.25       12.25       12.25       12.25           --
June 2017                   --           --        15.08       11.85       11.85       11.85       11.85       11.85           --
July 2017                   --           --        15.66       12.25       12.25       12.25       12.25       12.25           --
August 2017                 --           --        15.24       11.85       11.85       11.85       11.85          --           --
September 2017              --           --        15.32       11.86       11.86       11.86       11.86          --           --
October 2017                --           --        15.92       12.25       12.25       12.25       12.25          --           --
November 2017               --           --        15.49       11.86       11.86       11.86       11.86          --           --
December 2017               --           --        16.10       12.25       12.25       12.25       12.25          --           --
January 2018                --           --        15.67       11.86       11.86       11.86       11.86          --           --
February 2018               --           --        15.76       11.86       11.86       11.86       11.86          --           --
March 2018                  --           --        17.56       13.13       13.13       13.13       13.13          --           --
April 2018                  --           --        15.96       11.86       11.86       11.86          --          --           --
May 2018                    --           --        16.60       12.26       12.26       12.26          --          --           --

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date A-3A Cap (%) A-3B Cap (%) A-3C Cap (%) M-1 Cap (%) M-2 Cap (%) M-3 Cap (%) B-1 Cap (%) B-2 Cap (%) B -3 Cap (%)
----------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- ------------
                  Actual/ 360  Actual/ 360  Actual/ 360  Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360
June 2018                   --           --        16.16       11.86       11.86       11.86          --          --           --
July 2018                   --           --        16.81       12.26       12.26       12.26          --          --           --
August 2018                 --           --        16.38       11.86       11.86       11.86          --          --           --
September 2018              --           --        16.49       11.87       11.87       11.87          --          --           --
October 2018                --           --        17.16       12.26       12.26          --          --          --           --
November 2018               --           --        16.73       11.87       11.87          --          --          --           --
December 2018               --           --        17.41       12.27       12.27          --          --          --           --
January 2019                --           --        16.97       11.87       11.87          --          --          --           --
February 2019               --           --        17.10       11.87       11.87          --          --          --           --
March 2019                  --           --        19.08       13.15       13.15          --          --          --           --
April 2019                  --           --        17.37       11.87       11.87          --          --          --           --
May 2019                    --           --        18.09       12.27       12.27          --          --          --           --
June 2019                   --           --        17.65       11.88       11.88          --          --          --           --
July 2019                   --           --        18.39       12.28       12.28          --          --          --           --
August 2019                 --           --        17.94       11.88       11.88          --          --          --           --
September 2019              --           --        18.10       11.88       11.88          --          --          --           --
October 2019                --           --        18.86       12.28       12.28          --          --          --           --
November 2019               --           --        18.42       11.89       11.89          --          --          --           --
December 2019               --           --        19.20       12.28       12.28          --          --          --           --
January 2020                --           --        18.75       11.89       11.89          --          --          --           --
February 2020               --           --        18.93       11.89       11.89          --          --          --           --
March 2020                  --           --        20.42       12.71       12.71          --          --          --           --
April 2020                  --           --        19.29       11.90          --          --          --          --           --
May 2020                    --           --        20.13       12.29          --          --          --          --           --
June 2020                   --           --        19.68       11.90          --          --          --          --           --
July 2020                   --           --        20.54       12.30          --          --          --          --           --
August 2020                 --           --        20.11       11.91          --          --          --          --           --
September 2020              --           --        21.67       12.16          --          --          --          --           --
October 2020                --           --        22.65       12.57          --          --          --          --           --
November 2020               --           --        22.17       12.17          --          --          --          --           --
December 2020               --           --        23.17       12.58          --          --          --          --           --
January 2021                --           --        22.69       12.18          --          --          --          --           --
February 2021               --           --        22.96       12.18          --          --          --          --           --
March 2021                  --           --        25.85          --          --          --          --          --           --
April 2021                  --           --        23.91          --          --          --          --          --           --
May 2021                    --           --        25.33          --          --          --          --          --           --
June 2021                   --           --        25.17          --          --          --          --          --           --
July 2021                   --           --        26.74          --          --          --          --          --           --
August 2021                 --           --        26.65          --          --          --          --          --           --
September 2021              --           --        27.49          --          --          --          --          --           --
October 2021                --           --        29.36          --          --          --          --          --           --
November 2021               --           --        29.43          --          --          --          --          --           --
December 2021               --           --        31.57          --          --          --          --          --           --
January 2022                --           --        31.78          --          --          --          --          --           --
February 2022               --           --        33.16          --          --          --          --          --           --
March 2022                  --           --        38.42          --          --          --          --          --           --
April 2022                  --           --        36.45          --          --          --          --          --           --
May 2022                    --           --        39.72          --          --          --          --          --           --
June 2022                   --           --        40.72          --          --          --          --          --           --
July 2022                   --           --        44.81          --          --          --          --          --           --

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date A-3A Cap (%) A-3B Cap (%) A-3C Cap (%) M-1 Cap (%) M-2 Cap (%) M-3 Cap (%) B-1 Cap (%) B-2 Cap (%) B -3 Cap (%)
----------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------- ----------- ------------
                  Actual/ 360  Actual/ 360  Actual/ 360  Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360 Actual/ 360
August 2022                 --           --        46.47          --          --          --          --          --           --
September 2022              --           --        50.16          --          --          --          --          --           --
October 2022                --           --        56.45          --          --          --          --          --           --
November 2022               --           --        60.13          --          --          --          --          --           --
December 2022               --           --        69.32          --          --          --          --          --           --
January 2023                --           --        76.13          --          --          --          --          --           --
February 2023               --           --        88.41          --          --          --          --          --           --
March 2023                  --           --       117.33          --          --          --          --          --           --
April 2023                  --           --            *          --          --          --          --          --           --

* On the distributed date in April 2023, the Class A-3C Certificate Balance will be $47,617 and the interest paid is $5,462.

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


                             Notional Swap Schedule

Period   Accrual Start Date     Pay date     Swap Notional Schedule
------   ------------------   ------------   ----------------------

     1      11/ 30/ 2005      12/ 25/ 2005   $     1,243,776,070.47
     2      12/ 25/ 2005      1/ 25/ 2006    $     1,208,117,136.96
     3      1/ 25/ 2006       2/ 25/ 2006    $     1,171,148,462.03
     4      2/ 25/ 2006       3/ 25/ 2006    $     1,133,472,292.21
     5      3/ 25/ 2006       4/ 25/ 2006    $     1,094,963,541.66
     6      4/ 25/ 2006       5/ 25/ 2006    $     1,055,746,587.13
     7      5/ 25/ 2006       6/ 25/ 2006    $     1,015,948,294.49
     8      6/ 25/ 2006       7/ 25/ 2006    $       975,697,303.91
     9      7/ 25/ 2006       8/ 25/ 2006    $       935,123,293.88
    10      8/ 25/ 2006       9/ 25/ 2006    $       894,356,768.07
    11      9/ 25/ 2006       10/ 25/ 2006   $       853,528,721.68
    12      10/ 25/ 2006      11/ 25/ 2006   $       812,773,273.82
    13      11/ 25/ 2006      12/ 25/ 2006   $       773,012,122.38
    14      12/ 25/ 2006      1/ 25/ 2007    $       735,212,580.33
    15      1/ 25/ 2007       2/ 25/ 2007    $       699,277,306.27
    16      2/ 25/ 2007       3/ 25/ 2007    $       665,113,519.90
    17      3/ 25/ 2007       4/ 25/ 2007    $       632,633,134.31
    18      4/ 25/ 2007       5/ 25/ 2007    $       601,738,175.03
    19      5/ 25/ 2007       6/ 25/ 2007    $       572,326,356.14
    20      6/ 25/ 2007       7/ 25/ 2007    $       543,909,174.68
    21      7/ 25/ 2007       8/ 25/ 2007    $       315,422,937.03
    22      8/ 25/ 2007       9/ 25/ 2007    $        94,730,720.87
    23      9/ 25/ 2007       10/ 25/ 2007   $        86,958,637.45
    24      10/ 25/ 2007      11/ 25/ 2007   $        80,013,207.13
    25      11/ 25/ 2007      12/ 25/ 2007   $        73,795,937.97
    26      12/ 25/ 2007      1/ 25/ 2008    $        68,329,689.76
    27      1/ 25/ 2008       2/ 25/ 2008    $        63,582,891.85
    28      2/ 25/ 2008       3/ 25/ 2008    $        59,407,224.33
    29      3/ 25/ 2008       4/ 25/ 2008    $        55,694,195.05
    30      4/ 25/ 2008       5/ 25/ 2008    $        52,328,523.19
    31      5/ 25/ 2008       6/ 25/ 2008    $        49,261,079.37
    32      6/ 25/ 2008       7/ 25/ 2008    $        46,388,783.92
    33      7/ 25/ 2008       8/ 25/ 2008    $        39,197,733.99
    34      8/ 25/ 2008       9/ 25/ 2008    $        34,977,492.83
    35      9/ 25/ 2008       10/ 25/ 2008   $        33,326,721.50
    36      10/ 25/ 2008      11/ 25/ 2008   $        31,766,045.53
    37      11/ 25/ 2008      12/ 25/ 2008   $        30,288,766.75
    38      12/ 25/ 2008      1/ 25/ 2009    $        28,888,135.47
    39      1/ 25/ 2009       2/ 25/ 2009    $        27,552,594.97
    40      2/ 25/ 2009       3/ 25/ 2009    $        26,279,035.06
    41      3/ 25/ 2009       4/ 25/ 2009    $        25,064,561.08
    42      4/ 25/ 2009       5/ 25/ 2009    $        23,906,414.79
    43      5/ 25/ 2009       6/ 25/ 2009    $        22,801,967.84
    44      6/ 25/ 2009       7/ 25/ 2009    $        21,748,715.64
    45      7/ 25/ 2009       8/ 25/ 2009    $        20,744,271.39
    46      8/ 25/ 2009       9/ 25/ 2009    $        19,786,360.51
    47      9/ 25/ 2009       10/ 25/ 2009   $        18,872,815.32
    48      10/ 25/ 2009      11/ 25/ 2009   $        18,001,569.93
    49      11/ 25/ 2009      12/ 25/ 2009   $        17,170,655.44
    50      12/ 25/ 2009      1/ 25/ 2010    $        16,378,195.31
    51      1/ 25/ 2010       2/ 25/ 2010    $        15,622,400.96
    52      2/ 25/ 2010       3/ 25/ 2010    $        14,901,567.68
    53      3/ 25/ 2010       4/ 25/ 2010    $        14,214,070.57
    54      4/ 25/ 2010       5/ 25/ 2010    $        13,558,360.83
    55      5/ 25/ 2010       6/ 25/ 2010    $        12,925,274.58
    56      6/ 25/ 2010       7/ 25/ 2010    $        12,329,253.54
    57      7/ 25/ 2010       8/ 25/ 2010    $        11,697,835.22
    58      8/ 25/ 2010       9/ 25/ 2010    $        10,691,521.31
    59      9/ 25/ 2010       10/ 25/ 2010   $                   --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS CAPITAL

Barclays Capital - Asset Securitization Group
November 16, 2005
Securitized Asset Backed Receivables LLC Trust 2005-HE1
--------------------------------------------------------------------------------


                           Interest Rate Cap Schedules

                                 Class M Cap Notional Balance                            Class B Cap Notional Balance
                    ------------------------------------------------------   -----------------------------------------------------
                                                               Index Rate                                              Index Rate
Distribution Date   Balance (%)     Strike (%)   Ceiling (%)   Mulitiplier   Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier
-----------------   -------------   ----------   -----------   -----------   ------------   ----------   -----------   -----------
December 2005       18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
January 2006        18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
February 2006       18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
March 2006          18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
April 2006          18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
May 2006            18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
June 2006           18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
July 2006           18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
August 2006         18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
September 2006      18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
October 2006        18,407,900.00       10.070        10.070         10.00   6,156,700.00        9.100         9.100         10.00
November 2006       18,407,900.00       10.070        10.070         10.00   6,156,700.00        4.839         9.100         10.00
December 2006       18,407,900.00       10.070        10.070         10.00   6,156,700.00        5.047         9.100         10.00
January 2007        18,407,900.00       10.070        10.070         10.00   6,156,700.00        4.840         9.100         10.00
February 2007       18,407,900.00       10.070        10.070         10.00   6,156,700.00        4.840         9.100         10.00
March 2007          18,407,900.00       10.070        10.070         10.00   6,156,700.00        5.510         9.100         10.00
April 2007          18,407,900.00        5.811        10.070         10.00   6,156,700.00        4.841         9.100         10.00
May 2007            18,407,900.00        6.020        10.070         10.00   6,156,700.00        5.050         9.100         10.00
June 2007           18,407,900.00        5.812        10.070         10.00   6,156,700.00        4.842         9.100         10.00
July 2007           18,407,900.00        6.023        10.070         10.00   6,156,700.00        5.053         9.100         10.00
August 2007         18,407,900.00        6.461        10.070         10.00   6,156,700.00        5.491         9.100         10.00
September 2007      18,407,900.00        7.599        10.070         10.00   6,156,700.00        6.629         9.100         10.00
October 2007        18,407,900.00        7.867        10.070         10.00   6,156,700.00        6.897         9.100         10.00
November 2007       18,407,900.00        7.599        10.070         10.00   6,156,700.00        6.629         9.100         10.00
December 2007       18,407,900.00        7.867        10.070         10.00   6,156,700.00        6.897         9.100         10.00
January 2008        18,407,900.00        7.600        10.070         10.00   6,156,700.00        6.630         9.100         10.00
February 2008       18,407,900.00        8.128        10.070         10.00   6,156,700.00        7.158         9.100         10.00
March 2008          18,407,900.00        9.131        10.070         10.00   6,156,700.00        8.161         9.100         10.00
April 2008          18,407,900.00        8.514        10.070         10.00   6,156,700.00        7.544         9.100         10.00
May 2008            18,407,900.00        8.812        10.070         10.00   6,156,700.00        7.842         9.100         10.00
June 2008           18,407,900.00        8.515        10.070         10.00   6,156,700.00        7.545         9.100         10.00
July 2008           18,407,900.00        8.815        10.070         10.00   6,156,700.00        7.845         9.100         10.00
August 2008         18,407,900.00        9.111        10.070         10.00   6,156,700.00        8.141         9.100         10.00
September 2008      18,407,900.00        9.549        10.070         10.00   6,156,700.00        8.579         9.100         10.00
October 2008        18,407,900.00        9.881        10.070         10.00   6,156,700.00        8.911         9.100         10.00
November 2008       18,407,900.00        9.549        10.070         10.00   6,156,700.00        8.579         9.100         10.00
December 2008       18,407,900.00        9.882        10.070         10.00   6,156,700.00        8.912         9.100         10.00
January 2009        18,407,900.00        9.551        10.070         10.00   5,709,166.81        8.581         9.100         10.00
February 2009                  --           --            --         10.00             --           --            --         10.00


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The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2005-HE1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-HE1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

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